UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2025
NEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35769	46-2950970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas, New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 416-3400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	NWSA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	NWS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.

On July 15, 2025, News Corporation (the “Company”) issued a press release regarding the stock repurchase program described below, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under this caption Item 7.01, including information furnished in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events.

On July 15, 2025, the Company announced that the Board of Directors of the Company authorized a new $1 billion stock repurchase program for the Company’s Class A common stock, par value $0.01 per share, and the Company’s Class B common stock, par value $0.01 per share. This program is in addition to the existing $1 billion buyback program authorized in September 2021, under which approximately $303 million of capacity is remaining. The manner, timing, number and share price of the repurchases will be determined by the Company at its discretion and will depend upon such factors as the market price of the stock, general market conditions, applicable securities laws, alternative investment opportunities and other factors. The stock repurchase program has no time limit and may be modified, suspended or discontinued at any time.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s intent to repurchase, from time to time, the Company’s Class A common stock and Class B common stock, trends and uncertainties affecting the Company’s business, results of operations and financial condition, and the Company’s strategy and strategic initiatives. These statements are based on management’s current expectations and beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by such statements due to, among other factors, changes in the market price of the Company’s stock, general market conditions, applicable securities laws and alternative investment opportunities, as well as the risks, uncertainties and other factors described in the Company’s filings with the Securities and Exchange Commission. The “forward-looking statements” included in this report are made only as of the date of this report. We do not have and do not undertake any obligation to publicly update any “forward-looking statements” to reflect subsequent events or circumstances, and we expressly disclaim any such obligation, except as required by law or regulation.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by News Corporation, dated July 15, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Michael L. Bunder
Michael L. Bunder
Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: July 15, 2025